HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-5776 - PremierSolutions Cornerstone

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Supplement dated January 9, 2014 to your Prospectus

FUND NAME CHANGE

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND – CLASS A

Effective as of the close of business on February 28, 2014, the following name change is made to your Prospectus:

Old Name	New Name
Goldman Sachs Concentrated International Equity Fund - Class A	Goldman Sachs Focused International Equity Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.